N / E / W / S     R / E / L / E / A / S / E

April 26, 2012

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com/

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES FIRST QUARTER 2012 EARNINGS PER SHARE

First Merchants Corporation (NASDAQ – FRME) has reported first quarter 2012 core earnings per share of $.25 compared to $.17 during the same period in 2011. The increase of nearly 50 percent reflects the Corporation’s year-over-year improvements in revenue, credit quality and efficiency.  In addition to core earnings of $.25, the Corporation recorded a gain on its FDIC purchase and assumption agreement with SCB Bank in Shelbyville, Indiana of $.21 per share. Actual earnings per share totaled $.46 compared to $.17 during the same period in 2011, an increase of 171 percent.  Total net income available to common shareholders equaled $13.2 million compared to $4.5 million earned in the first quarter of 2011.

Michael C. Rechin, President and Chief Executive Officer, stated, “First quarter 2012 results include numerous positives and jump starts our company’s new year.  Our continued improvement in core earnings, capital levels, credit statistics, loans outstanding and efficiency gains sustain our momentum for the future. The strategic fit of the Shelbyville market into our franchise including the customer mix and community profile is a perfect addition to our community bank model and the immediate financial impact is very satisfying.  Even more importantly, our management team is energized by the ability of First Merchants to once again seize strategic opportunities and to capitalize on our history of successful operational and cultural integrations.”

Total assets equaled $4.2 billion as of year-end and total loans were $2.8 billion.  The Corporation’s liquidity is optimally deployed in the bond portfolio, as investment securities totaled $960 million.  The Corporation’s loan-to-deposit ratio is now 86 percent and the loan-to-asset ratio is 66 percent.  After adjusting for fair value, SCB purchased loans totaled $89.7 million and assumed deposits totaled $98.8 million as of the quarter’s end.

Net-interest income totaled $36.1 million for the quarter and net-interest margin remained strong during the quarter totaling 3.96 percent as yields on earning assets totaled 4.74 percent and the cost of supporting liabilities totaled .78 percent.  Net-interest margin of 3.96 for the quarter is one basis point better than the first quarter of 2011 and 3 basis points less than 4th quarter of 2011.

Non-interest income totaled $22.7 million for the quarter including the $9.1 million gain on the FDIC modified whole bank transaction.  After normalizing for bond gains and losses and the FDIC gain, non-interest income improved by $950,000 over the first quarter of 2011.  Non-interest expense totaled $34 million for the quarter, a slight increase over the prior year as benefits expense increased by $1.2 million.

Provision expense totaled $4.9 million for the first quarter 2012, compared to $5.6 million in 2011.  Net charge-offs totaled $5.4 million for the first quarter, down from $7.6 million in the first quarter of 2011.   The allowance for loan losses totaled $70.4 million, or 2.5 percent of total loans and 94.5 percent of non-accrual loans.  Core non-performing assets declined by $15 million, year-over-year, and now total $91.9 million.  The SCB loan portfolio added $4.9 million to non-performing assets producing a consolidated total of $96.8 million.  The new SCB non-performing assets had a book balance of $10 million adjusted to $4.9 million through fair value accounting.

As of March 31, 2012, the Corporation’s total risk-based capital equaled 16.39 percent, Tier 1 common risk-based capital equaled 9.20 percent, and tangible common equity ratio totaled 7.07 percent.  The one time gain recorded during the quarter effectively self capitalized the FDIC transaction as tangible common equity to tangible assets improved to over 7 percent for the first time since 2001.

CONFERENCE CALL

First Merchants Corporation will conduct a first quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, April 26, 2012.

To participate, dial (Toll Free) 877-317-6789 and reference First Merchants Corporation’s first quarter earnings release. International callers please call +1 412-317-6789. A replay of the call will be available until May 4, 2012. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10013369.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme120426.html during the time of the call.

During the call, Forward-Looking Statements about the relative business outlook may be made. These Forward-Looking Statements and all other statements made during the call that do not concern historical facts, are subject to risks and uncertainties that may materially affect actual results.

Specific Forward-Looking Statements include, but are not limited to, any indications regarding the Financial Services industry, the economy and future growth of the balance sheet or income statement.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, N.A., which also operates as Lafayette Bank & Trust, Commerce National Bank, and First Merchants Trust Company as divisions of First Merchants Bank, N.A.  First Merchants Corporation also operates First Merchants Insurance Group, a full-service property casualty, personal lines, and healthcare insurance agency.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)	March 31,
	2012	2011
ASSETS
Cash and due from banks	$60,991	$44,283
Federal funds sold		6,092
Cash and cash equivalents	60,991	50,375
Interest-bearing time deposits	34,290	61,843
Investment securities	960,032	886,029
Mortgage loans held for sale	22,138	2,111
Loans	2,792,989	2,764,128
Less: Allowance for loan losses	(70,369)	(80,936)
Net loans	2,722,620	2,683,192
Premises and equipment	51,541	51,818
Federal Reserve and Federal Home Loan Bank stock	33,026	33,801
Interest receivable	16,730	17,583
Core deposit intangibles and goodwill	150,486	152,918
Cash surrender value of life insurance	123,355	102,309
Other real estate owned	15,628	17,056
Tax asset, deferred and receivable	32,112	38,224
Other assets	13,417	19,916
TOTAL ASSETS	$4,236,366	$4,117,175
LIABILITIES
Deposits:
Noninterest-bearing	$677,643	$586,973
Interest-bearing	2,601,935	2,565,363
Total Deposits	3,279,578	3,152,336
Borrowings:
Federal funds purchased	10,936
Securities sold under repurchase agreements	139,308	115,684
Federal Home Loan Bank advances	131,496	104,697
Subordinated debentures, revolving credit lines and term loans	115,969	226,400
Total Borrowings	397,709	446,781
Interest payable	2,094	3,117
Other liabilities	29,044	52,419
Total Liabilities	3,708,425	3,654,653
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding - 0 and 69,600 shares		67,998
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding - 90,782.94 and 0 shares	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding - 28,622,586 and 25,650,057 shares	3,578	3,206
Additional paid-in capital	255,116	233,032
Retained earnings	181,664	165,075
Accumulated other comprehensive loss	(3,325)	(6,914)
Total Stockholders' Equity	527,941	462,522
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,236,366	$4,117,175

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)	Three Months Ended
	March 31,
	2012	2011
INTEREST INCOME
Loans receivable:
Taxable	$35,848	$38,738
Tax-exempt	117	102
Investment securities:
Taxable	4,574	4,547
Tax-exempt	2,562	2,553
Federal funds sold		2
Deposits with financial institutions	25	83
Federal Reserve and Federal Home Loan Bank stock	343	341
Total Interest Income	43,469	46,366
INTEREST EXPENSE
Deposits	4,110	6,866
Federal funds purchased	12	3
Securities sold under repurchase agreements	295	378
Federal Home Loan Bank advances	994	1,001
Subordinated debentures, revolving credit lines and term loans	1,942	2,641
Total Interest Expense	7,353	10,889
NET INTEREST INCOME	36,116	35,477
Provision for loan losses	4,875	5,594
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	31,241	29,883
OTHER INCOME
Service charges on deposit accounts	2,819	2,779
Fiduciary activities	1,983	2,036
Other customer fees	2,586	2,235
Commission income	1,667	1,888
Earnings on cash surrender value of life insurance	1,378	578
Net gains and fees on sales of loans	1,952	1,873
Net realized gains on sales of available for sale securities	789	463
Other-than-temporary impairment on available for sale securities		(400)
Gain on FDIC modified whole bank transaction	9,124
Other income	360	406
Total Other Income	22,658	11,858
OTHER EXPENSES
Salaries and employee benefits	19,354	17,176
Net occupancy	2,651	2,745
Equipment	1,805	1,783
Marketing	442	382
Outside data processing fees	1,376	1,445
Printing and office supplies	267	288
Core deposit amortization	469	1,101
FDIC assessments	1,117	2,104
Other real estate owned and credit-related expenses	2,186	3,195
Other expenses	4,361	3,662
Total Other Expenses	34,028	33,881
INCOME BEFORE INCOME TAX	19,871	7,860
Income tax expense	5,500	2,399
NET INCOME	14,371	5,461
Gain on exchange of preferred stock for trust preferred debt
Loss on CPP unamortized discount
Loss on extinguishment of trust preferred securities
Preferred stock dividends and discount accretion	(1,135)	(988)
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$13,236	$4,473
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.46	$0.17
Diluted Net Income Available to Common Stockholders	$0.46	$0.17
Cash Dividends Paid	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	28,755	25,763

FINANCIAL HIGHLIGHTS
(Dollars in Thousands)	Three Months Ended
	March 31,
	2012	2011
NET CHARGE OFF'S	$5,404	$7,635

AVERAGE BALANCES:
Total Assets	$4,202,955	$4,122,390
Total Loans	2,763,887	2,804,303
Total Earning Assets	3,789,437	3,744,196
Total Deposits	3,163,432	3,218,504
Total Stockholders' Equity	517,774	456,189

FINANCIAL RATIOS:
Return on Average Assets	1.26%	0.43%
Return on Average Stockholders' Equity	10.23	3.92
Average Earning Assets to Average Assets	90.16	90.83
Allowance for Loan Losses as % of Total Loans	2.50	2.93
Net Charge Off's as % of Average Loans (Annualized)	0.78	1.09
Average Stockholders' Equity to Average Assets	12.32	11.07
Tax Equivalent Yield on Earning Assets	4.74	5.11
Cost of Supporting Liabilities	0.78	1.16
Net Interest Margin (FTE) on Earning Assets	3.96	3.95

NON-PERFORMING ASSETS
(Dollars in Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Non-Accrual Loans	$74,456	$69,592	$78,933	$87,583	$87,712
Renegotiated Loans	6,695	14,308	6,701	6,269	2,125
Non-Performing Loans (NPL)	81,151	83,900	85,634	93,852	89,837
Real Estate Owned and Repossessed Assets	15,628	16,289	19,425	15,437	17,056
Non-Performing Assets (NPA)	96,779	100,189	105,059	109,289	106,893
90+ Days Delinquent	253	580	1,595	227	752
NPAS & 90 Day Delinquent	$97,032	$100,769	$106,654	$109,516	$107,645
Loan Loss Reserve	$70,369	$70,898	$73,074	$77,133	$80,936
YTD Charge-offs	$5,404	$34,709	$26,678	$17,063	$7,635
NPAs / Actual Assets %	2.28%	2.40%	2.55%	2.67%	2.60%
NPAs & 90 Day / Actual Assets %	2.29%	2.41%	2.59%	2.67%	2.61%
NPAs / Actual Loans and REO %	3.42%	3.65%	3.83%	3.98%	3.84%
Loan Loss Reserves / Actual Loans %	2.50%	2.60%	2.68%	2.83%	2.93%
Net Charge Off's as % of Average Loans (Annualized)	0.78%	1.18%	1.41%	1.37%	1.09%

CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
ASSETS
Cash and due from banks	$60,991	$73,312	$60,166	$50,874	$44,283
Federal funds sold					6,092
Cash and cash equivalents	60,991	73,312	60,166	50,874	50,375
Interest-bearing time deposits	34,290	52,851	16,115	15,865	61,843
Investment securities	960,032	946,400	937,828	938,366	886,029
Mortgage loans held for sale	22,138	17,864	12,257	4,846	2,111
Loans	2,792,989	2,713,415	2,712,938	2,724,022	2,764,128
Less: Allowance for loan losses	(70,369)	(70,898)	(73,074)	(77,133)	(80,936)
Net loans	2,722,620	2,642,517	2,639,864	2,646,889	2,683,192
Premises and equipment	51,541	51,013	51,432	51,851	51,818
Federal Reserve and Federal Home Loan Bank stock	33,026	31,270	31,381	31,384	33,801
Interest receivable	16,730	17,723	17,770	17,001	17,583
Core deposit intangibles and goodwill	150,486	150,471	151,062	151,817	152,918
Cash surrender value of life insurance	123,355	124,329	123,524	102,880	102,309
Other real estate owned	15,628	16,289	19,425	15,437	17,056
Tax asset, deferred and receivable	32,112	36,424	35,804	36,790	38,224
Other assets	13,417	12,613	21,881	30,218	19,916
TOTAL ASSETS	$4,236,366	$4,173,076	$4,118,509	$4,094,218	$4,117,175
LIABILITIES
Deposits:
Noninterest-bearing	$677,643	$646,508	$598,139	$590,199	$586,973
Interest-bearing	2,601,935	2,488,147	2,466,111	2,552,334	2,565,363
Total Deposits	3,279,578	3,134,655	3,064,250	3,142,533	3,152,336
Borrowings:
Federal funds purchased	10,936		27,946	22,978
Securities sold under repurchase agreements	139,308	156,305	117,097	124,236	115,684
Federal Home Loan Bank advances	131,496	138,095	168,764	74,050	104,697
Subordinated debentures, revolving credit lines and term loans	115,969	194,974	194,961	226,580	226,400
Total Borrowings	397,709	489,374	508,768	447,844	446,781
Interest payable	2,094	2,925	2,186	3,601	3,117
Other liabilities	29,044	31,655	30,760	31,762	52,419
Total Liabilities	3,708,425	3,658,609	3,605,964	3,625,740	3,654,653
STOCKHOLDERS' EQUITY
Preferred Stock, no-par value:
Authorized -- 500,000 shares
Series A, Issued and outstanding				68,118	67,998
Preferred Stock, no-par value, $1,000 liquidation value:
Authorized -- 500,000 shares
Senior Non-Cumulative Perpetual Preferred Stock, Series B
Issued and outstanding	90,783	90,783	90,783
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 50,000,000 shares
Issued and outstanding	3,578	3,570	3,567	3,211	3,206
Additional paid-in capital	255,116	254,874	254,801	233,544	233,032
Retained earnings	181,664	168,717	162,669	169,313	165,075
Accumulated other comprehensive income (loss)	(3,325)	(3,602)	600	(5,833)	(6,914)
Total Stockholders' Equity	527,941	514,467	512,545	468,478	462,522
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$4,236,366	$4,173,076	$4,118,509	$4,094,218	$4,117,175

CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in Thousands, Except Per Share Amounts)	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
INTEREST INCOME
Loans receivable:
Taxable	$35,848	$36,497	$37,024	$37,457	$38,738
Tax exempt	117	93	86	247	102
Investment securities:
Taxable	4,574	4,565	5,078	5,040	4,547
Tax exempt	2,562	2,550	2,529	2,535	2,553
Federal funds sold				1	2
Deposits with financial institutions	25	54	45	100	83
Federal Reserve and Federal Home Loan Bank stock	343	314	323	341	341
Total Interest Income	43,469	44,073	45,085	45,721	46,366
INTEREST EXPENSE
Deposits	4,110	4,505	5,046	5,864	6,866
Federal funds purchased	12	3	16	3	3
Securities sold under repurchase agreements	295	363	384	386	378
Federal Home Loan Bank advances	994	1,114	1,089	977	1,001
Subordinated debentures, revolving credit lines and term loans	1,942	1,908	2,699	2,644	2,641
Total Interest Expense	7,353	7,893	9,234	9,874	10,889
NET INTEREST INCOME	36,116	36,180	35,851	35,847	35,477
Provision for loan losses	4,875	5,855	5,556	5,625	5,594
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	31,241	30,325	30,295	30,222	29,883
OTHER INCOME
Service charges on deposit accounts	2,819	3,027	3,169	2,997	2,779
Fiduciary activities	1,983	1,804	1,881	1,929	2,036
Other customer fees	2,586	2,572	2,583	2,634	2,235
Commission income	1,667	1,220	1,528	1,024	1,888
Earnings on cash surrender value of life insurance	1,378	803	644	571	578
Net gains and fees on sales of loans	1,952	2,747	1,768	1,030	1,873
Net realized gains on sales of available for sale securities	789	290	861	825	463
Other-than-temporary impairment on available for sale securities					(400)
Gain on FDIC modified whole bank transaction	9,124
Other income	360	508	796	51	406
Total Other Income	22,658	12,971	13,230	11,061	11,858
OTHER EXPENSES
Salaries and employee benefits	19,354	19,035	19,964	18,560	17,176
Net occupancy	2,651	2,428	2,530	2,415	2,745
Equipment	1,805	1,672	1,662	1,677	1,783
Marketing	442	650	534	436	382
Outside data processing fees	1,376	1,377	1,391	1,458	1,445
Printing and office supplies	267	340	301	313	288
Core deposit amortization	469	591	755	1,101	1,101
FDIC assessments	1,117	775	1,201	1,451	2,104
Other real estate owned and credit-related expenses	2,186	2,569	2,007	2,843	3,195
Other expenses	4,361	3,999	3,877	4,145	3,662
Total Other Expenses	34,028	33,436	34,222	34,399	33,881
INCOME BEFORE INCOME TAX	19,871	9,860	9,303	6,884	7,860
Income tax expense	5,500	2,299	2,561	1,396	2,399
NET INCOME	14,371	7,561	6,742	5,488	5,461
Loss on CPP unamortized discount			(1,401)
Loss on extinguishment of trust preferred securities			(10,857)
Preferred stock dividends and discount accretion	(1,135)	(1,135)	(868)	(990)	(988)
NET INCOME (LOSS) AVAILABLE TO COMMON STOCKHOLDERS	$13,236	$6,426	$(6,384)	$4,498	$4,473
PER SHARE:
Basic Net Income (Loss) Available to Common Stockholders	$0.46	$0.24	$(0.25)	$0.18	$0.17
Diluted Net Income (Loss) Available to Common Stockholders	$0.46	$0.24	$(0.25)	$0.18	$0.17
Cash Dividends Paid	$0.01	$0.01	$0.01	$0.01	$0.01
Average Diluted Shares Outstanding (in thousands)	28,755	28,700	26,367	25,783	25,763
FINANCIAL RATIOS:
Return on Average Assets	1.26%	0.61%	-0.62%	0.43%	0.43%
Return on Average Stockholders' Equity	10.23	5.01	(5.33)	3.87	3.92
Average Earning Assets to Average Assets	90.16	89.66	90.30	90.64	90.83
Allowance for Loan Losses as % of Total Loans	2.50	2.60	2.68	2.83	2.93
Net Charge Off's as % of Average Loans (Annualized)	0.78	1.18	1.41	1.37	1.09
Average Stockholders' Equity to Average Assets	12.32	12.22	11.64	11.23	11.07
Tax Equivalent Yield on Earning Assets	4.74	4.83	5.01	5.04	5.11
Cost of Supporting Liabilities	0.78	0.84	0.99	1.05	1.16
Net Interest Margin (FTE) on Earning Assets	3.96	3.99	4.02	3.99	3.95

LOANS
(Dollars in Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Commercial and industrial loans	$546,304	$532,523	$518,848	$529,742	$529,110
Agricultural production financing and other loans to farmers	97,165	104,526	106,761	99,360	89,032
Real estate loans:
Construction	92,694	81,780	70,044	96,308	103,956
Commercial and farm land	1,229,195	1,194,230	1,196,270	1,171,901	1,199,078
Residential	498,354	481,493	495,954	495,256	504,538
Home Equity	210,564	191,631	196,191	191,839	195,235
Individuals' loans for household and other personal expenditures	78,711	84,172	90,810	94,123	104,701
Lease financing receivables, net of unearned income	3,112	3,555	4,160	4,399	4,706
Other loans	36,890	39,505	33,900	41,094	33,772
Loans	2,792,989	2,713,415	2,712,938	2,724,022	2,764,128
Allowance for loan losses	(70,369)	(70,898)	(73,074)	(77,133)	(80,936)
NET LOANS	$2,722,620	$2,642,517	$2,639,864	$2,646,889	$2,683,192

DEPOSITS
(Dollars in Thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011
Demand deposits	$1,470,938	$1,438,513	$1,360,174	$1,363,621	$1,318,188
Savings deposits	801,935	757,166	712,545	750,337	765,138
Certificates and other time deposits of $100,000 or more	269,796	264,787	278,115	292,613	318,663
Other certificates and time deposits	566,934	551,247	570,380	597,330	624,032
Brokered deposits	169,975	122,942	143,036	138,632	126,315
TOTAL DEPOSITS	$3,279,578	$3,134,655	$3,064,250	$3,142,533	$3,152,336